TEXAS UTILITIES COMPANY

                                OFFICER'S CERTIFICATE


               Robert S. Shapard, the Treasurer of Texas Utilities Company (the "Company"), pursuant to the authority granted in the Board Resolutions of the Company dated August 14 and August 15, 1997, and Sections 201, 301 1501 and 1502 of the Indenture defined herein, does hereby certify to The Bank of New York (the "Trustee"), as Trustee under the Indenture of the Company (For Unsecured Debt Securities Series A) dated as of October 1, 1997 (the "Indenture") that:

          1. The securities of the first series to be issued under the Indenture shall be designated "6.20% Series A Senior Notes due 2002" (the "Senior Notes of the First Series"). The securities of the second series to be issued under the Indenture shall be designated "6.20% Series A Exchange Senior Notes due 2002" (the "Senior Notes of the Second Series," and together with the Senior Notes of the First Series, the "Senior Notes of the First and Second Series"). (The term "Senior Notes of the First or Second Series" shall refer to either Senior Notes of the First Series or Senior Notes of the Second Series, except as otherwise noted.) All capitalized terms used in this certificate which are not defined herein but are defined in the Indenture shall have the meanings set forth in the Indenture;

          2. The Senior Notes of the First and Second Series shall be limited in aggregate principal amount to $125,000,000 at any time Outstanding, except as contemplated in Section 301(b) of the Indenture;

          3. The Senior Notes of the First and Second Series shall mature and the principal shall be due and payable together with all accrued and unpaid interest thereon on October 1, 2002;

          4. The Senior Notes of the First and Second Series shall be issued in the denominations of $5,000 and in integral multiples of $1,000 in excess thereof.

          5. The Senior Notes of the First and Second Series shall bear interest at the rate of 6.20% per annum payable semi-annually on April 1 and October 1 of each year (each, an "Interest Payment Date"). Interest on the Senior Notes of the First Series will accrue from October 10, 1997, but if interest has been paid on such Senior Notes of the First Series, then from the most recent Interest Payment Date to which interest has been paid or duly provided for. Interest on the Senior Notes of the Second Series will accrue from the most recent Interest Payment Date to which interest has been paid on or duly provided for with respect to the Senior Notes of the First Series, or if no such interest has been paid or duly provided for, from October 10, 1997, but if interest has been paid on or duly provided for with respect to such Senior Notes of the Second Series, then from the most recent Interest Payment Date to which interest has been paid or duly provided for. In the event that any Interest Payment Date is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of such delay), with the same force and effect as if made on such Interest Payment Date;

          6. Each installment of interest on a Senior Note of the First or Second Series shall be payable to the Person in whose name such Senior Note of the First or Second Series is registered at the close of business on the 15th day of the calendar month next preceding the corresponding Interest Payment Date (the "Regular Record Date") for the Senior Notes of the First or Second Series. Any installment of interest on the Senior Notes of the First or Second Series not punctually paid or duly provided for shall forthwith cease to be payable to the Holders of such Senior Notes of the First or Second Series on such Regular Record Date, and may be paid to the Persons in whose name such Senior Notes of the First or Second Series are registered at the close of business on a Special Record Date to be fixed by the Trustee for the payment of such Defaulted Interest. Notice of such Defaulted Interest and Special Record Date shall be given to the Holders of such Senior Notes of the First or Second Series not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Senior Notes of the First or Second Series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture;

          7. The principal and each installment of interest on the Senior Notes of the First and Second Series shall be payable at, and registration and registration of transfers and exchanges in respect of the Senior Notes of the First and Second
               Series may be effected at, the office or agency of the Company in The City of New York; provided that payment of interest may be made at the option of the Company by check mailed to the address of the persons entitled thereto. Notices and demands to or upon the Company in respect of the Senior Notes of the First and Second Series may be served at the office or agency of the Company in The City of New York. The Corporate Trust Office of the Trustee will initially be the agency of the Company for such payment, registration and registration of transfers and exchanges and service of notices and demands and the Company hereby appoints the
               Trustee as its agent for all such purposes; provided, however, that the Company reserves the right to change, by one or more Officer's Certificates, any such office or agency and such agent. The Trustee will be the Security Registrar and the Paying Agent for the Senior Notes of the First and Second Series;

          8. The Senior Notes of the First Series will be redeemable as provided in the form thereof attached hereto as Exhibit A; the Senior Notes of the Second Series will be redeemable as provided in the form thereof attached hereto as Exhibit B;

          9. The Senior Notes of the First Series will be initially issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), in global form registered in the name of Cede & Co. (as nominee for The Depository Trust Company ("DTC"), New York, New York). The Senior Notes of the First Series in global form shall bear the depository legend in substantially the form set forth in Exhibit A hereto. The Senior Notes of the First Series shall contain restrictions on transfer, substantially as described in the form set forth in Exhibit A hereto. Each Senior Note of the First Series, whether in a global form or in a certificated form, shall bear the non-registration legend and the registration rights legend in substantially the form set forth in such form, unless otherwise agreed by the Company, such agreement to be confirmed in writing to the Trustee. Nothing in the Indenture, the Senior Notes of the First Series or this certificate shall be construed to require the Company to register any Senior Notes of the First Series under the Securities Act, unless otherwise expressly agreed by the Company, confirmed in writing to the Trustee, or to make any transfer of such Senior Notes of the First Series in violation of applicable law. The Company will enter into a registration rights agreement with the initial purchasers of the Senior Notes of the First Series pursuant to which, among other things, the Senior Notes of the First Series may be exchanged for Senior Notes of the Second Series registered under the Securities Act.

          10. It is contemplated that beneficial interests in Senior Notes of the First Series owned by qualified institutional buyers (as defined in Rule 144A under the Securities Act)("QIBs") or sold to QIBs in reliance upon Rule 144A under the Securities Act will be represented by a global certificate registered in the name of Cede & Co., as registered owner and as nominee for DTC; beneficial interests in Senior Notes of the First Series sold to foreign purchasers pursuant to Regulation S under the Securities Act will be evidenced by one or more separate global certificates (each the "Regulation S Global Certificate") and will be registered in the name of Cede & Co., as registered owner and as nominee for DTC for the accounts of Euroclear and Cedel Bank; prior to the 40th day after the date of initial issuance of the Senior Notes of the First Series, beneficial interests in the Regulation S Global Certificate may be held only through Euroclear or Cedel Bank; Senior Notes of the First Series acquired by Institutional Accredited Investors (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) ("IAIs") and other eligible transferees, who are not QIBs and who are not foreign purchasers pursuant to Regulation S under the Securities Act, will be in certificated form. The Trustee, the Security Registrar and the Company will have no responsibility under the Indenture for transfers of beneficial interests in the Senior Notes of the First and Second Series.

               In connection with any transfer of Senior Notes of the First Series, the Trustee, the Security Registrar and the Company shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the certificates and other information (in the forms attached hereto as Exhibit A, for use in connection with the transfer of the Senior Notes of the First Series in certificated form, or Exhibit C, for use in connection with the transfer of beneficial interests in one global certificate to another global certificate or to a Senior Note of the First Series in certificated form, or otherwise) received from the Holders and any transferees of any Senior Notes of the First Series regarding the validity, legality and due authorization of any such transfer, the eligibility of the transferee to receive such Security and any other facts and circumstances related to such transfer;

          11. No service charge shall be made for the registration of transfer or exchange of the Senior Notes of the First and Second Series; provided, however, that the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with the exchange or transfer;

          12. If the Company shall make any deposit of money and/or Eligible Obligations with respect to any Senior Notes of the First or Second Series, or any portion of the principal amount thereof, as contemplated by Section 701 of the Indenture, the Company shall not deliver an Officer's Certificate described in clause (z) in the first paragraph of said Section 701 unless the Company shall also deliver to the Trustee,together with such Officer'sCertificate, either:

                    (A) an instrument wherein the Company, notwithstanding the satisfaction and discharge of its indebtedness in respect of the Senior Notes of the First or Second Series, shall assume the obligation (which shall be absolute and unconditional) to irrevocably deposit with the Trustee or Paying Agent such additional sums of money, if any, or additional Eligible Obligations (meeting the requirements of
               Section 701), if any, or any combination thereof, at such time or times, as shall be necessary, together with the money and/or Eligible Obligations theretofore so deposited, to pay when due the principal of and premium, if any, and interest due and to become due on such Senior Notes of the First or Second Series or portions thereof, all in accordance  with  and  subject  to the  provisions  of  said
               Section 701; provided, however, that such instrument may state that the obligation of the Company to make additional deposits as aforesaid shall be subject to the delivery to the Company by the Trustee of a notice asserting the deficiency accompanied by an opinion of an independent public accountant of nationally recognized standing, selected by the Trustee, showing the calculation thereof; or

                    (B) an Opinion of Counsel to the effect that, as a result of a change in law occurring after the date of this certificate, the Holders of such Senior Notes of the First or Second Series, or portions of the principal amount thereof, will not recognize income, gain or loss for United States federal income tax purposes as a result of the satisfaction and discharge of the Company's indebtedness in respect thereof and will be subject to United States federal income tax on the same amounts, at the same times and in the same manner as if such satisfaction and discharge had not been effected.

          13. The obligations of the Company under the Senior Notes of the First and Second Series and under the Indenture to the extent related to such series will be subject to assignment by the Company to and assumption by a wholly owned Subsidiary of the Company at any time, as provided in the form set forth in Exhibit A hereto with respect to the Senior Notes of the First Series, and in the form set forth in Exhibit B hereto in the respect to the Senior Notes of the Second Series; provided, however, that in the absence of an Insurer Default (defined below) and so long as the Insurance Policy (defined below) remains in effect, the Insurer (defined below) must consent to such assignment, which consent shall not be unreasonably withheld.

               In the event that such Subsidiary assumes the obligations under the Senior Notes of the First and Second Series, the Company will unconditionally guarantee payment of the Senior Notes of the First and Second Series and will execute a guarantee in form and substance satisfactory to the Trustee. Pursuant to the guarantee, the Company will fully and unconditionally guarantee the payment of the obligations of such assuming Subsidiary under the Senior Notes of the First and Second Series and under the Indenture, including, without limitation, payment, as and when due, of the principal of, premium, if any, and interest on, the Senior Notes of the First and Second Series. Other than the obligation to make payments of the principal of, premium, if any, and interest on, the Senior Notes of the First and Second Series, the Company will be released and discharged from all of its other obligations under the Indenture. The foregoing assignment and assumption shall be in compliance with applicable law including the Securities Act.

          14. The Senior Notes of the First Series shall have such other terms and provisions as are provided in the form set forth in Exhibit A hereto, and shall be issued in substantially such form; the Senior Notes of the Second Series shall have such other terms and provisions as are provided in the form set forth in Exhibit B hereto, and shall be issued in substantially such form.

          15. Payment of the principal of and interest on the Senior Notes of the First and Second Series when due will be guaranteed by a financial guaranty insurance policy (the "Insurance Policy") by MBIA Insurance Corporation (the "Insurer"). In the absence of an Insurer Default (defined below) and so long as the Insurance Policy remains in effect, the following terms will be applicable to the Senior Notes of the First and Second Series.

                    (A) Notice of Certain Redemptions. The Trustee shall notify the Insurer in the manner required by Subsection (H) hereof of any redemption of the Senior Notes of the First or Second Series pursuant to the provisions of Section 404 of the Indenture, of which the Trustee has actual knowledge.

                    (B)  Notice  of   Default;  Notices  of   Claims  under
               Insurance Policy.

                         (a) Events of Default. The Trustee shall give the Insurer a notice of any Event of Default with respect to the Senior Notes of the First or Second Series pursuant to the provisions of Section 902 of the Indenture, of which the Trustee has actual knowledge.

                         (b)  Claims Under Insurance Policy

                              (i) If the Paying Agent has been notified by the Company that the Company is unable to pay all principal and interest on the Senior Notes of the First or Second Series on any date on which payment of principal of or interest on the Securities of the First or Second Series is due, the Paying Agent shall immediately notify the Insurer or its designee by telephone or telegraph, confirmed in writing by registered or certified mail, of the amount of the deficiency.

                              (ii) If insufficient funds are received by the Paying Agent in whole or in part on the relevant Interest Payment Date or principal payment date, the Paying Agent shall notify the Insurer or its designee.

                              (iii) In addition, if the Paying Agent has received written notification that any Holders have been required to disgorge payments of principal or interest on Senior Notes of the First or Second Series to the Company or the trustee in bankruptcy for creditors or others pursuant to a final judgment by a court of competent jurisdiction or that such payment constitutes a voidable preference to such Holders within the meaning of any applicable bankruptcy laws, then the Paying Agent shall notify the Insurer or its designee of such fact by telephone or telegraphic notice, confirmed in writing by registered or certified mail.

                              (iv)  The Paying Agent is  hereby irrevocably
                         designated, appointed, directed and authorized to act as attorney-in-fact for the Holders as follows:

                                   (x)  If  and to  the  extent there  is a
                              deficiency in amounts required to pay interest on the Bonds, the Paying Agent shall
                              (1) execute and deliver to State Street Bank and Trust Company, N.A., or its successors under the Insurance Policy (the "Insurance Paying Agent"), in form satisfactory to the Insurance Paying Agent, an instrument appointing the Insurer as agent for such Holders in any legal proceeding related to the payment of such interest and an assignment to the Insurer of any claims for interest to which such deficiency relates and which are paid by the Insurer, (2) receive as designee of the respective Holders (and not as Paying Agent) in accordance with the tenor of the Insurance Policy payment from the Insurance Paying Agent with respect to the claims for interest so assigned and (3) disburse the same to such respective Holders; and

                                   (y)  If  and to  the extent  there is  a
                              deficiency in amounts required to pay principal of the Senior Notes of the First or Second Series, the Paying Agent shall (1) execute and deliver to the Insurance Paying Agent, in form satisfactory to the Insurance Paying Agent, an instrument appointing the Insurer as agent for such Holders in any legal proceeding related to the payment of such principal and an assignment to the Insurer of any of the Senior Notes of the First or Second Series surrendered to the Insurance Paying Agent of so much of the principal amount thereof as has not previously been paid or for which moneys are not held by the Paying Agent and available for such payment (but such assignment shall be delivered only if payment from the
                              Insurance Paying Agent is received), (2) receive as designee of the respective Holders (and not as Paying Agent) in accordance with the tenor of the Insurance Policy payment from the Insurance Paying Agent with respect to the claims for principal so assigned and
                              (3)  disburse  the  same  to  such respective
                              Holders.

                              (v) Irrespective of whether any such assignment is executed and delivered, the Company and the Paying Agent hereby agree for the benefit of the Insurer that:

                                   (x)  to  the  extent  the Insurer  makes
                              payments, directly or indirectly (as by paying through the Paying Agent), on account of principal of or interest on the Senior Notes of the First or Second Series, the Insurer will be subrogated to the rights of such Holders to receive the amount of such principal and interest from the Company, with interest thereon as provided in the Indenture and the Senior Notes of the First or Second Series; and

                                   (y)  the Company will accordingly pay to
                              the Insurer the amount of such principal and interest (including reimbursement of any such payment of principal and interest recovered from any Holder pursuant to a final judgment by a court of competent jurisdiction that such payment constitutes an avoidable preference to such Holder within the meaning of any applicable bankruptcy law, which principal and interest shall be deemed past due and not to have been paid) paid by the Insurer to any Holders, and will otherwise treat the Insurer as the owner of such rights to the amount of such principal and interest.

                    (C) Deemed Holder for Default and Remedies. For all purposes of Article Eight of the Indenture other than Sections 802 and 808, the Insurer shall be deemed to be the sole Holder of the Senior Notes of the First and Second Series. Notwithstanding Section 802, without the written consent of the Insurer, which consent shall not be unreasonably withheld, (a) upon the occurrence of an Event of Default, the principal of the Senior Notes of the First and Second Series then Outstanding and interest thereon shall not become immediately due and payable and (b) the Trustee may not waive a default or annul a declaration that the principal of the Senior Notes of the First and Second Series and interest thereon are immediately due and payable.

                    (D) Supplemental Indentures. Anything in the Indenture to the contrary notwithstanding, no consent or approval of any Holder of Senior Notes of the First or Second Series to any Supplemental Indenture pursuant to
               Section 1202 of the Indenture shall become effective without the written consent of the Insurer, which consent shall not be unreasonably withheld. In the case of any Supplemental Indenture requiring the consent of Holders of Senior Notes of the First or Second Series, at least 15 Business Days prior to executing such proposed Supplemental Indenture, the Trustee shall give notice of such execution together with a copy of such Supplemental Indenture to the Insurer. The Trustee shall give notice to the Insurer of any Supplemental Indenture not requiring the consent of Holders.

                    (E) Successor Trustees. The Trustee shall give written notice of its resignation in accordance with Section 910 of the Indenture to the Insurer at the same time such notice is given to the Company. The Company shall give notice to the Insurer of its removal of the Trustee and of its appointment of a successor Trustee in the event of a resignation or removal of the Trustee, all in accordance with Subsection H hereof.

                    (F) Bond Insurer as Party in Interest. The Insurer shall be included as a party in interest with respect to the Senior Notes of the First and Second Series under the Indenture.

                    (G) Access to the Register. Upon the occurrence of an Event of Default which would require the Insurer to make payments of principal of or interest on the Senior Notes of the First and Second Series in accordance with the Insurance Policy, the Paying Agent shall provide access to the books kept for the registration of transfer of Senior Notes of such First or Second Series to the Insurer, the Insurance Paying Agent or other designee of the Insurer.

                    (H) Notices to Insurer. All notices, consents or other communications required or permitted to be given to the Insurer under the Indenture shall be deemed sufficiently given if given in writing, mailed by registered or certified mail, postage prepaid and addressed to the following address: MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504 Attention: Surveillance Department. The Insurer may from time to time give notice in writing to all parties to the Indenture designating a different address or addresses for notice thereunder.

                    (I) Termination of Special Insurance Requirements. The provisions of this Section 15 (other than the first sentence hereof) shall apply only so long as there is no Insurer Default (defined below).

                    (J) Confirmation of Application of Term "Outstanding" to Senior Notes of the First and Second Series paid by Insurer, Recordation of Rights of Subrogation in Registration Books.

                         (a) Notwithstanding anything herein to the contrary, in the event that the principal and/or interest due on the Senior Notes of the First or Second Series shall be paid by the Insurer pursuant to the Insurance Policy, such Senior Notes of the First or Second Series (i) shall continue to be Outstanding within the meaning of the Indenture for all purposes;
                    (ii) shall not be considered defeased, otherwise satisfied or paid by the Company, and (iii) the
                    assignment  and   pledge  of  the  Indenture   and  all
                    covenants, agreements and other obligations of the Company to the registered owners shall continue to exist and shall run to the benefit of the Insurer, and the Insurer shall be subrogated to the rights of such registered owners to the extent of each such payment.

                         (b) To assist the Trustee in allocating available money held under the Indenture, (i) in the case of subrogation as to claims for past due interest, the Security Registrar shall note the Insurer's rights as subrogee on the registration books of the Company maintained by the Security Registrar upon receipt from the Insurer of proof of the payment of interest thereon to the registered owners of the Senior Notes of the First or Second Series, and (ii) in the case of subrogation as to claims for past due principal, the Trustee shall note the Insurer's rights as subrogee on the registration books of the Company maintained by the Security Registrar upon surrender of the Senior Notes of the First or Second Series by the registered owners thereof together with proof of the payment of principal thereof.

               "Insurer Default" means any of the following events:

                    (A)  The occurrence  and continuance of one  or more of
               the following events: (a) the issuance of an order of rehabilitation, liquidation or dissolution of the Insurer;
               (b) the commencement by the Insurer of a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect including, without limitation, the appointment of a trustee, receiver, liquidator, custodian or other similar official for itself or any substantial part of its property;
               (c) the consent of the Insurer to or the acquiescence by the Insurer in any case or proceeding described in the preceding clause (b) that is commenced against it; (d) the making by the Insurer of an assignment for the benefit of creditors;
               (e) the failure of the Insurer or the admission by the Insurer in writing of its inability to generally pay its debts or claims as they become due; (f) the initiation by the Insurer of any actions to authorize any of the foregoing; (g) the commencement of an involuntary case or other proceeding against the Insurer seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case remaining undismissed and unstayed for a period of 60 days; or (h) the entering of an order for relief against the Insurer under the federal bankruptcy laws as now or hereafter in after;

                    (B) The Insurer shall fail, wholly or partially, to make a payment when and as required under the provisions of the Insurance Policy (including without limitation, principal of and interest on the Senior Notes of the First or Second Series);

                    (C) The Insurer (or any Person acting on behalf of the Insurer) purports to surrender, cancel, terminate or amend or modify in any material respect, the Insurance Policy, without each Holder's prior written consent; or

                    (D) A court of competent jurisdiction enters a final nonappealable judgment that the Insurance Policy is not valid and binding or enforceable against the Insurer.

               16. The undersigned has read all of the covenants and conditions contained in the Indenture relating to the issuance of the Senior Notes of the First and Second Series and the definitions in the Indenture relating thereto and in respect of which this certificate is made;

               17. The statements contained in this certificate are based upon the familiarity of the undersigned with the Indenture, the documents accompanying this certificate, and upon discussions by the undersigned with officers and employees of the Company familiar with the matters set forth herein;

               18. In the opinion of the undersigned, he has made such examination or investigation as is necessary to enable him to express an informed opinion whether or not such covenants and conditions have been complied with; and

               19. In the opinion of the undersigned, such conditions and covenants and conditions precedent, if any (including any covenants compliance with which constitutes a condition precedent) to the authentication and delivery of the Senior Notes of the First and Second Series requested in the accompanying Company Order have been complied with.

               IN   WITNESS  WHEREOF,  I   have  executed   this  Officer's
          Certificate this 10th day of October, 1997.



                                              /s/ Robert S. Shapard
                                             ------------------------------
                                                       Treasurer

                                                           EXHIBIT A

                                 [depository legend]

               Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                              [non-registration legend]


          "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE
          COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED OTHER THAN (1) TO THE COMPANY, (2) IN A TRANSACTION ENTITLED TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, (3) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (4) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), OR (5) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a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
          (1) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A OR (2) AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE
          SECURITIES ACT AND THAT IT IS HOLDING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (3) A NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF, OR AN
          ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH (o)(2) OF RULE 902 UNDER, REGULATION S UNDER THE SECURITIES ACT."

                             [registration rights legend]

               The Holder of this Security, by acceptance hereof, will be deemed to have agreed to be bound by the provisions of the Registration Rights Agreement dated October 10, 1997, between the Company and the initial purchasers of this Security.

          NO.                                           CUSIP NO.
             ---------------                                     ----------



                            [FORM OF FACE OF SENIOR NOTE]


                               TEXAS UTILITIES COMPANY

                         6.20% SERIES A SENIOR NOTES DUE 2002

               TEXAS UTILITIES COMPANY, a corporation duly organized and existing under the laws of the State Texas (herein referred to as the "Company", which term includes any successor Person under the Indenture), for value received, hereby promises to pay to or registered assigns, the principal sum of
                                                      --------------------
          Dollars on October 1, 2002, and to pay interest on said principal sum semi-annually on April 1 and October 1 of each year (each an Interest Payment Date) at the rate of 6.20% per annum until the principal hereof is paid or made available for payment. Interest on the Securities of this series will accrue from October 10, 1997, to the first Interest Payment Date, and thereafter will accrue from the last Interest Payment Date to which interest has been paid or duly provided for. In the event that any Interest Payment Date is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of such delay) with the same force and effect as if made on the Interest Payment Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the 15th day of the calendar month next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture referred to on the reverse hereof.

                    Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, the State of New York in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, provided, however, that, at the option of the Company, interest on this Security may be paid by check mailed to the address of the person entitled thereto, as such address shall appear on the Security Register.

                    Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                    Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                    IN  WITNESS  WHEREOF,  the   Company  has  caused  this
          instrument to be duly executed.

                                        TEXAS UTILITIES COMPANY

                                        By:
                                           -------------------------------

          ATTEST:


          ----------------------------

                       [FORM OF CERTIFICATE OF AUTHENTICATION]

                            CERTIFICATE OF AUTHENTICATION

          Dated:

                    This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                        THE BANK OF NEW YORK, as Trustee

                                        By:
                                           ---------------------------------
                                                  Authorized Signatory

                           [FORM OF REVERSE OF SENIOR NOTE]


                    This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture (for Unsecured Debt Securities Series A), dated as of October 1, 1997 (herein, together with any amendments thereto, called the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture, including the Board Resolutions and Officer's Certificate filed with the Trustee on October 10, 1997 creating the series designated on the face hereof, for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $125,000,000.

          REDEMPTION

                    The Securities of this series will be redeemable as a whole at any time or in part, from time to time, at the option of the Company, at a Redemption Price equal to the sum of (a) the greater of (i) 100% of the principal amount of the Securities of this series, and (ii) the sum of the present values of the remaining scheduled payments of principal and interest hereon from the Redemption Date to the maturity date, computed by discounting such payments, in each case, to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 5 basis points, plus (b) accrued interest on the principal amount hereof to the Redemption Date.

                    "Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

                    "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of such Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining terms of such Securities of this series.

                    "Independent  Investment  Banker"   means  one  of  the
          Reference  Treasury  Dealers  appointed  by   the  Trustee  after
          consultation with the Company.

                    "Comparable Treasury Price" means, with respect to any Redemption Date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, the average of the Reference Treasury Dealer Quotations actually obtained by the Trustee for such Redemption Date.

                    "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such Redemption Date.

                    "Reference Treasury Dealer" means each of Lehman Brothers, Inc., Citicorp Securities, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

                    Notice of any redemption will be mailed at least 30 days but no more than 60 days before the Redemption Date to each Holder of the Securities of this series to be redeemed.

                    Upon payment of the Redemption Price, on and after the Redemption Date interest will cease to accrue on the Securities of this series or portions thereof called for redemption.

                    The Company shall deliver to the Trustee before any Redemption Date for the Securities of this series its calculation of the Redemption Price applicable to such redemption. Except with respect to the obligations of the Trustee expressly set forth in the foregoing definitions of "Comparable Treasury Issue" and "Comparable Treasury Price," the Trustee shall be under no duty to inquire into, may presume the correctness of, and shall be fully protected in acting upon the Company's calculation of any Redemption Price of the Securities of this series.

                    In lieu of stating the Redemption Price, notices of redemption of the Securities of this series shall state substantially the following: "The Redemption Price of the Senior Notes to be redeemed shall equal the sum of (a) the greater of
          (i) 100% of the principal amount of such Senior Notes, and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon from the Redemption Date to the maturity date, computed by discounting such payments, in each case, to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Indenture) plus 5 basis points plus accrued interest on the principal amount hereof to the Redemption Date."

                    Except  as   provided  herein,  Article  Four   of  the
          Indenture shall apply to redemptions of the Securities of this series.

                    The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security upon compliance with certain conditions set forth in the Indenture.

                    If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

                    The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                    As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the
          Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

                    No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

                    The Securities of this series are issuable only in registered form without coupons in denominations of $5,000 and in integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor and of authorized denominations, as requested by the Holder surrendering the same.

                    No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                    The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                    Unless an Event of Default, or an event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing, the obligations of the Company under the Securities of this series and the Indenture to the extent related to such series may be assigned by the Company to, and be assumed in whole, on a full recourse basis, by a wholly owned Subsidiary of the Company at any time; provided, however, that such assumption shall be subject to, and
          --------  -------
          permitted only upon the  fulfillment and  satisfaction  of, the
          following terms  and conditions:    (a) an  assumption  agreement
          and a supplemental indenture to the Indenture evidencing such assumption shall be in substance and form reasonably satisfactory to the  Trustee and shall, inter alia, include modifications and
                                     ----- ----
          amendments to the Indenture  making the  obligations under  the
          Securities  of this series  and under  the Indenture  to the extent related to such series primary obligations of such Subsidiary, substituting such Subsidiary of the Company for the Company in the form of the Securities of this series and in provisions of the Indenture to the extent related to such series and releasing and discharging the Company from its obligations under the Securities of this series and the Indenture to the
          extent related  to such series; and  (b)  the   Trustee  shall
          have received (i) an executed counterpart of such assumption agreement and supplemental indenture; (ii) evidence satisfactory to the Trustee and the Company that all necessary authorizations, consents, orders, approvals, waivers, filings and declarations of
          or with, Federal, state,   county,  municipal,   regional  or
          other governmental authorities, agencies or boards (collectively, "Governmental Actions") relating to such assumption have been duly obtained and are in full force and effect, (iii) evidence satisfactory to the Trustee that any security interest intended to be created by the Indenture is not in any material way adversely affected or impaired by any of the agreements or transactions relating to such assumption and (iv) an Opinion
          of  Counsel  for   such Subsidiary, reasonably satisfactory in
          substance, scope and form to the Trustee and the Company, to the effect that (A) the supplemental indenture evidencing such assumption has been duly authorized, executed and delivered by such Subsidiary, (B) the execution and delivery by such Subsidiary of such supplemental indenture and the consummation
          of the transactions contemplated thereby  do   not  contravene
          any   provision  of  law   or  any governmental rule applicable to
          such Subsidiary or any provision of such Subsidiary's charter documents or by-laws and do not contravene any provision of, or constitute a default under, or result in the creation or imposition of any lien upon any of such Subsidiary's properties or assets under any indenture, mortgage, contract or other agreement to which such Subsidiary is a party or by which such Subsidiary or any of its properties may be bound or affected, (C) all necessary Governmental Actions relating to such assumption have been duly obtained and are in full force and effect and (D)
          such  agreement  and   supplemental  indenture constitute  the
          legal, valid and binding obligations of such Subsidiary, enforceable in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy,
          insolvency,  reorganization,  moratorium   or  other similar
          laws at the time in effect affecting the rights of creditors generally.

                    At the time of such assumption the Company will unconditionally guarantee payment of the Securities of this series and will execute a guarantee in form and substance satisfactory to the Trustee, and, other than the obligation to make payments of the principal of, premium, if any, and interest on, the Securities of this series, the Company shall be released and discharged from all other obligations under the Indenture. Pursuant to the guarantee, the Company will fully and unconditionally guarantee the payment of the obligations of such assuming Subsidiary under the Securities of this series and under the Indenture, including, without limitation, payment, as and when due, of the principal of, premium, if any, and interest on, the Securities of this series.

                    So long as the Insurance Policy described hereafter remains in effect and in the absence of an Insurer Default, certain rights of the Holders of the Securities of this series are limited as described in the Indenture.

                    All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                              [CERTIFICATE OF TRANSFER]

                         6.20% SERIES A SENIOR NOTES DUE 2002


           FOR VALUE RECEIVED, the undersigned sells, assigns and transfers unto

          PLEASE INSERT SOCIAL SECURITY OR OTHER
          IDENTIFYING NUMBER OF ASSIGNEE
          --------------------------------

          --------------------------------   -----------------------------
                                             Name  and address  of assignee
                                             must     be     printed     or
                                             typewritten.


          -----------------------------------------------------------------
          the within Security of the Company and does hereby irrevocable constitute and appoint



          -----------------------------------------------------------------
          to transfer the said Security on the books of the within-named Company, with full power of substitution in the premises.

          The undersigned certifies that said Security is being resold, pledged or otherwise transferred as follows: (check one)

          [ ]  to the Company;

          [ ] to a Person whom the undersigned reasonably believes is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") purchasing for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or other transfer is being made in reliance on Rule 144A;

          [ ] in an offshore transaction in accordance with Rule 904 of Regulation S under the Securities Act;

          [ ] to an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the
               Securities Act that is acquiring this Security for investment purposes and not for distribution; (attach a copy of an Investment Letter For Institutional Accredited Investors in the form annexed signed by an authorized officer of the transferee)

          [ ]  as  otherwise  permitted  by  the   non-registration  legend
               appearing on this Security; or

          [ ] as otherwise agreed by the Company, confirmed in writing to the Trustee, as follows: [describe]


               ------------------------------------------------------------


               ------------------------------------------------------------


          Dated:
                ------------------------          -------------------------

                                STATEMENT OF INSURANCE

               MBIA Insurance Corporation (the "Insurer") has issued a policy containing the following provisions, such policy being on file at The Bank of New York, New York, New York.

               The Insurer, in consideration of the payment of the premium and subject to the terms of this policy, hereby unconditionally and irrevocably guarantees to any owner, as hereinafter defined, of the following described obligations, the full and complete payment required to be made by or on behalf of the Company to The Bank of New York or its successor (the "Paying Agent") of an amount equal to (i) the principal of (either at the stated maturity or by an advancement of maturity pursuant to a mandatory sinking fund payment) and interest on, the Obligations (as that term is defined below) as such payments shall become due but shall not be so paid (except that in the event of any acceleration of the due date of such principal by reason of mandatory or optional redemption or acceleration resulting from default or otherwise, other than any advancement of maturity pursuant to a mandatory sinking fund payment, the payments guaranteed hereby shall be made in such amounts and at such times as such payments of principal would have been due had there not been any such acceleration); and (ii) the reimbursement of any such payment which is subsequently recovered from any owner pursuant to a final judgment by a court of competent jurisdiction that such payment constitutes an avoidable preference to such owner within the meaning of any applicable bankruptcy law. The amounts referred to in clauses (i) and (ii) of the preceding sentence shall be referred to herein collectively as the "Insured Amounts." "Obligations" shall mean:

                                     $125,000,000
                               Texas Utilities Company
                         6.20% Series A Senior Notes due 2002

               Upon receipt of telephonic or telegraphic notice, such notice subsequently confirmed in writing by registered or certified mail, or upon receipt of written notice by registered or certified mail, by the Insurer from the Paying Agent or any owner of an Obligation the payment of an Insured Amount for which is then due, that such required payment has not been made,the Insurer on the due date of such payment or within one Business Day after receipt of notice of such nonpayment, whichever is later, will make a deposit of funds, in an account with State Street Bank and Trust Company, N.A., in New York, New York, or its successor, sufficient for the payment of any such Insured Amounts which are then due. Upon presentment and surrender of such Obligations or presentment of such other proof of ownership of the Obligations, together with any appropriate instruments of assignment to evidence the assignment of the Insured Amounts due on the Obligations as are paid by the Insurer, and appropriate instruments to effect the appointment of the Insurer as agent for such owners of the Obligations in any legal proceeding related to payment of Insured Amounts on the Obligations, such instruments being in a form satisfactory to State Street Bank and Trust Company, N.A., State Street Bank and Trust Company, N.A. shall disburse to such owners or the Paying Agent payment of the Insured Amounts due on such Obligations, less any amount held by the Paying Agent for the payment of such Insured Amounts and legally available therefor. This policy does not insure against loss of any prepayment premium which may at any time be payable with respect to any Obligation.

               As used herein, the term "owner" shall mean the registered owner of any Obligation as indicated in the books maintained by the Security Registrar, Paying Agent, the Company, or any designee of the Company for such purpose. The term owner shall not include the Company or any party whose agreement with the Company constitutes the underlying security for the Obligations.

               Any service of process on the Insurer may be made to the Insurer at its offices located at 113 King Street, Armonk, New York 10504 and such service of process shall be valid and binding.

               This policy is  non-cancelable for any reason.   The premium
          on this policy is not refundable for any reason including the payment prior to maturity of the Obligations.

          DISCLOSURE OF GUARANTY FUND NONPARTICIPATION. In the event the Insurer is unable to fulfill its contractual obligation under this policy or contract or application or certificate or evidence of coverage, the policyholder or certificateholder is not protected by an insurance guaranty fund or other solvency protection arrangement.

                                                                  EXHIBIT B

                                 [depository legend]

               [Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]


          NO.                                           CUSIP NO.
             ---------------                                     ----------



                        [FORM OF FACE OF EXCHANGE SENIOR NOTE]


                               TEXAS UTILITIES COMPANY

                    6.20% SERIES A EXCHANGE SENIOR NOTES DUE 2002

               TEXAS UTILITIES COMPANY, a corporation duly organized and existing under the laws of the State Texas (herein referred to as the "Company", which term includes any successor Person under the Indenture), for value received, hereby promises to pay to or registered assigns, the principal sum of
                                                      --------------------
          Dollars on October 1, 2002, and to pay interest on said principal sum semi-annually on April 1 and October 1 of each year (each an Interest Payment Date) at the rate of 6.20% per annum until the principal hereof is paid or made available for payment. Interest
          on the Securities  of this series will accrue from              ,
                                                            --------------
          to the first Interest Payment Date, and thereafter will accrue from the last Interest Payment Date to which interest has been paid or duly provided for. In the event that any Interest Payment Date is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of such delay) with the same force and effect as if made on the Interest Payment Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the 15th day of the calendar month next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture referred to on the reverse hereof.

                    Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, the State of New York in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, provided, however, that, at the option of the Company, interest on this Security may be paid by check mailed to the address of the person entitled thereto, as such address shall appear on the Security Register.

                    Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                    Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                    IN  WITNESS  WHEREOF,  the  Company  has   caused  this
          instrument to be duly executed.

                                        TEXAS UTILITIES COMPANY


                                        By:
                                           ---------------------------------
          ATTEST:



          ----------------------------


                       [FORM OF CERTIFICATE OF AUTHENTICATION]

                            CERTIFICATE OF AUTHENTICATION

          Dated:

                    This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                        THE BANK OF NEW YORK, as Trustee



                                        By:
                                           ------------------------------
                                                  Authorized Signatory

                      [FORM OF REVERSE OF EXCHANGE SENIOR NOTE]


                    This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture (for Unsecured Debt Securities Series A), dated as of October 1, 1997 (herein, together with any amendments thereto, called the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture, including the Board Resolutions and Officer's Certificate filed with the Trustee on October 10, 1997 creating the series designated on the face hereof, for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $125,000,000.

          REDEMPTION

                    The Securities of this series will be redeemable as a whole at any time or in part, from time to time, at the option of the Company, at a Redemption Price equal to the sum of (a) the greater of (i) 100% of the principal amount of the Securities of this series, and (ii) the sum of the present values of the remaining scheduled payments of principal and interest hereon from the Redemption Date to the maturity date, computed by discounting such payments, in each case, to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 5 basis points, plus (b) accrued interest on the principal amount hereof to the Redemption Date.

                    "Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

                    "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of such Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining terms of such Securities of this series.

                    "Independent  Investment  Banker"   means  one  of  the
          Reference  Treasury   Dealers  appointed  by  the  Trustee  after
          consultation with the Company.

                    "Comparable Treasury Price" means, with respect to any Redemption Date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, the average of the Reference Treasury Dealer Quotations actually obtained by the Trustee for such Redemption Date.

                    "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such Redemption Date.

                    "Reference Treasury Dealer" means each of Lehman Brothers, Inc., Citicorp Securities, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

                    Notice of any redemption will be mailed at least 30 days but no more than 60 days before the Redemption Date to each Holder of the Securities of this series to be redeemed.

                    Upon payment of the Redemption Price, on and after the Redemption Date interest will cease to accrue on the Securities of this series or portions thereof called for redemption.

                    The Company shall deliver to the Trustee before any Redemption Date for the Securities of this series its calculation of the Redemption Price applicable to such redemption. Except with respect to the obligations of the Trustee expressly set forth in the foregoing definitions of "Comparable Treasury Issue" and "Comparable Treasury Price," the Trustee shall be under no duty to inquire into, may presume the correctness of, and shall be fully protected in acting upon the Company's calculation of any Redemption Price of the Securities of this series.

                    In lieu of stating the Redemption Price, notices of redemption of the Securities of this series shall state substantially the following: "The Redemption Price of the Senior Notes to be redeemed shall equal the sum of (a) the greater of
          (i) 100% of the principal amount of such Senior Notes, and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon from the Redemption Date to the maturity date, computed by discounting such payments, in each case, to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Indenture) plus 5 basis points plus accrued interest on the principal amount hereof to the Redemption Date."

                    Except  as   provided  herein,  Article  Four   of  the
          Indenture shall apply to redemptions of the Securities of this series.

                    The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security upon compliance with certain conditions set forth in the Indenture.

                    If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

                    The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                    As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the
          Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

                    No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

                    The Securities of this series are issuable only in registered form without coupons in denominations of $5,000 and in integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor and of authorized denominations, as requested by the Holder surrendering the same.

                    No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                    The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                    Unless an Event of Default, or an event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing, the obligations of the Company under the Securities of this series and the Indenture to the extent related to such series may be assigned by the Company to, and be assumed in whole, on a full recourse basis, by a wholly owned Subsidiary of the Company at any time; provided, however, that such assumption shall be subject to, and
          --------  -------
          permitted only upon the  fulfillment and  satisfaction  of, the
          following terms  and conditions:    (a) an  assumption  agreement
          and a supplemental indenture to the Indenture evidencing such assumption shall be in substance and form reasonably satisfactory to the  Trustee and shall, inter alia, include modifications and
                                     ----- ----
          amendments to the Indenture  making the  obligations under  the
          Securities  of this series  and under  the Indenture  to the extent related to such series primary obligations of such Subsidiary, substituting such Subsidiary of the Company for the Company  in the  form of  the Securities of this series and in provisions of the Indenture to the extent related to such series and releasing and discharging the Company from its obligations under the Securities of this series and the Indenture to the extent related to such series; and (b) the Trustee shall have received (i) an executed counterpart of
          such  assumption  agreement   and  supplemental indenture;  (ii)
          evidence satisfactory to the Trustee and the Company that all necessary authorizations, consents, orders, approvals, waivers,
          filings and declarations of or with, Federal, state,   county,
          municipal,   regional  or   other  governmental authorities,
          agencies or boards (collectively, "Governmental Actions") relating to such assumption have been duly obtained and are in full force and effect, (iii) evidence satisfactory to the Trustee that any security interest intended to be created by the Indenture is not in any material way adversely affected or impaired by any of  the agreements  or transactions  relating to such
          assumption  and  (iv)  an  Opinion  of  Counsel  for   such
          Subsidiary, reasonably satisfactory in substance, scope and form to the Trustee and the Company, to the effect that (A) the supplemental indenture evidencing such assumption has been duly authorized, executed and delivered by such Subsidiary, (B) the execution and delivery by such Subsidiary of such supplemental indenture and the consummation of the transactions contemplated
          thereby  do   not  contravene  any   provision  of  law   or  any
          governmental rule applicable to such Subsidiary or any provision of such Subsidiary's charter documents or by-laws and do not contravene any provision of, or constitute a default under, or result in the creation or imposition of any lien upon any of such Subsidiary's properties or assets under any indenture, mortgage, contract or other agreement to which such Subsidiary is a party or by which such Subsidiary or any of its properties may be bound or affected, (C) all necessary Governmental Actions relating to such assumption have been duly obtained and are in full force and
          effect  and   (D)  such  agreement  and   supplemental  indenture
          constitute the legal, valid and binding obligations of such Subsidiary, enforceable in accordance with their respective terms, except as such enforceability may be limited by applicable
          bankruptcy,  insolvency,  reorganization,  moratorium   or  other
          similar laws at the time in effect affecting the rights of creditors generally.

                    At the time of such assumption the Company will unconditionally guarantee payment of the Securities of this series and will execute a guarantee in form and substance satisfactory to the Trustee, and, other than the obligation to make payments of the principal of, premium, if any, and interest on, the Securities of this series, the Company shall be released and discharged from all other obligations under the Indenture. Pursuant to the guarantee, the Company will fully and unconditionally guarantee the payment of the obligations of such assuming Subsidiary under the Securities of this series and under the Indenture, including, without limitation, payment, as and when due, of the principal of, premium, if any, and interest on, the Securities of this series.

                    So long as the Insurance Policy described hereafter remains in effect and in the absence of an Insurer Default, certain rights of the Holders of the Securities of this series are limited as described in the Indenture.

                    All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                FOR VALUE RECEIVED, the undersigned sells, assigns and
                                    transfers unto

          PLEASE INSERT SOCIAL SECURITY OR OTHER
          IDENTIFYING NUMBER OF ASSIGNEE
          -----------------------------

          -----------------------------      ------------------------------
                                             Name and address of assignee
                                             must be printed or typewritten.


          -----------------------------------------------------------------
          the within Security of the Company and does hereby irrevocable constitute and appoint



          -----------------------------------------------------------------
          to transfer the said Security on the books of the within-named Company, with full power of substitution in the premises.



               ------------------------------------------------------------


               ------------------------------------------------------------


          Dated:
                ------------------------          -------------------------

                                STATEMENT OF INSURANCE

               MBIA Insurance Corporation (the "Insurer") has issued a policy containing the following provisions, such policy being on file at The Bank of New York, New York, New York.

               The Insurer, in consideration of the payment of the premium and subject to the terms of this policy, hereby unconditionally and irrevocably guarantees to any owner, as hereinafter defined, of the following described obligations, the full and complete payment required to be made by or on behalf of the Company to The Bank of New York or its successor (the "Paying Agent") of an amount equal to (i) the principal of (either at the stated maturity or by an advancement of maturity pursuant to a mandatory sinking fund payment) and interest on, the Obligations (as that term is defined below) as such payments shall become due but shall not be so paid (except that in the event of any acceleration of the due date of such principal by reason of mandatory or optional redemption or acceleration resulting from default or otherwise, other than any advancement of maturity pursuant to a mandatory sinking fund payment, the payments guaranteed hereby shall be made in such amounts and at such times as such payments of principal would have been due had there not been any such acceleration); and (ii) the reimbursement of any such payment which is subsequently recovered from any owner pursuant to a final judgment by a court of competent jurisdiction that such payment constitutes an avoidable preference to such owner within the meaning of any applicable bankruptcy law. The amounts referred to in clauses (i) and (ii) of the preceding sentence shall be referred to herein collectively as the "Insured Amounts." "Obligations" shall mean:

                                     $125,000,000
                               Texas Utilities Company
                         6.20% Series A Senior Notes due 2002

               Upon receipt of telephonic or telegraphic notice, such notice subsequently confirmed in writing by registered or certified mail, or upon receipt of written notice by registered or certified mail, by the Insurer from the Paying Agent or any owner of an Obligation the payment of an Insured Amount for which is then due, that such required payment has not been made,the Insurer on the due date of such payment or within one Business Day after receipt of notice of such nonpayment, whichever is later, will make a deposit of funds, in an account with State Street Bank and Trust Company, N.A., in New York, New York, or its successor, sufficient for the payment of any such Insured Amounts which are then due. Upon presentment and surrender of such Obligations or presentment of such other proof of ownership of the Obligations, together with any appropriate instruments of assignment to evidence the assignment of the Insured Amounts due on the Obligations as are paid by the Insurer, and appropriate instruments to effect the appointment of the Insurer as agent for such owners of the Obligations in any legal proceeding related to payment of Insured Amounts on the Obligations, such instruments being in a form satisfactory to State Street Bank and Trust Company, N.A., State Street Bank and Trust Company, N.A. shall disburse to such owners or the Paying Agent payment of the Insured Amounts due on such Obligations, less any amount held by the Paying Agent for the payment of such Insured Amounts and legally available therefor. This policy does not insure against loss of any prepayment premium which may at any time be payable with respect to any Obligation.

               As used herein, the term "owner" shall mean the registered owner of any Obligation as indicated in the books maintained by the Security Registrar, Paying Agent, the Company, or any designee of the Company for such purpose. The term owner shall not include the Company or any party whose agreement with the Company constitutes the underlying security for the Obligations.

               Any service of process on the Insurer may be made to the Insurer at its offices located at 113 King Street, Armonk, New York 10504 and such service of process shall be valid and binding.

               This policy is non-cancelable  for any reason.   The premium
          on this policy is not refundable for any reason including the payment prior to maturity of the Obligations.

          DISCLOSURE OF GUARANTY FUND NONPARTICIPATION. In the event the Insurer is unable to fulfill its contractual obligation under this policy or contract or application or certificate or evidence of coverage, the policyholder or certificateholder is not protected by an insurance guaranty fund or other solvency protection arrangement.

                                                                  EXHIBIT C

                              [CERTIFICATE OF TRANSFER]


                               TEXAS UTILITIES COMPANY
                         6.20% SERIES A SENIOR NOTES DUE 2002
                         PRINCIPAL AMOUNT:  $
                                             ---------------

                FOR VALUE RECEIVED, the undersigned sells, assigns and
                                    transfers unto


          PLEASE INSERT SOCIAL SECURITY OR OTHER
          IDENTIFYING NUMBER OF ASSIGNEE
          ----------------------------------

          ----------------------------------   ---------------------------
                                               Name and address of assignee
                                               must be printed or
                                               typewritten.


          -----------------------------------------------------------------
          the  referenced   Security  of   the  Company  and   does  hereby
          irrevocable constitute and appoint



          -----------------------------------------------------------------
          to transfer the said Security on the books of the within-named Company, with full power of substitution in the premises.

          The undersigned certifies that said Security is being resold, pledged or otherwise transferred as follows: (check one)

          [ ]  to the Company;

          [ ] to a Person whom the undersigned reasonably believes is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") purchasing for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or other transfer is being made in reliance on Rule 144A;

          [ ] in an offshore transaction in accordance with Rule 904 of Regulation S under the Securities Act;

          [ ] to an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the
               Securities Act that is acquiring this Security for investment purposes and not for distribution; (attach a copy of an Investment Letter For Institutional Accredited Investors in the form annexed signed by an authorized officer of the transferee)

          [ ]  as  otherwise  permitted  by  the   non-registration  legend
               appearing on this Security; or

          [ ] as otherwise agreed by the Company, confirmed in writing to the Trustee, as follows: [describe]


               ------------------------------------------------------------


               ------------------------------------------------------------


          Dated:
                ------------------------          -------------------------

                    All terms used in this certificate which are defined in the Indenture pursuant to which said Security was issued shall have the meanings assigned to them in the Indenture.

                          FORM OF ACCREDITED INVESTOR LETTER




          [Transferor Name and Address]



          Ladies and Gentlemen:

            In connection with our proposed purchase of     % Series
          Notes due           (the "Senior Notes") issued by Texas
          Utilities Company ("Issuer"), we confirm that:


                    1. We have received a copy of the Offering Memorandum (the "Offering Memorandum") relating to the Senior Notes and such other information as we deem necessary in order to make our investment decision. We acknowledge that we have read and agree to the matters stated under the caption NOTICE TO INVESTORS in such Offering Memorandum, and the restrictions on duplication or circulation of, or disclosure relating to, such Offering Memorandum.

                    2. We understand that any subsequent transfer of the Senior Notes is subject to certain restrictions and conditions set forth in the Indenture relating to Senior Notes (the "Indenture") and that any subsequent transfer of the Senior Notes is subject to certain restrictions and conditions set forth under NOTICE TO INVESTORS in the Offering Memorandum and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Senior Notes except in compliance with such restrictions and conditions and the Securities Act of 1933, as amended ("Securities Act").

                    3. We understand that the offer and sale of the Senior Notes have not been registered under the Securities Act, and that the Senior Notes may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we sell any Senior Notes, we will do so only (A) to the Company, (B) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (C) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes to the Trustee (as defined in the Indenture) a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Senior Notes (substantially in the form of this letter) and, if such transfer is in respect of an aggregate principal amount of Senior Notes at the time of transfer of less than $100,000, an opinion of counsel acceptable to the Issuer that such transfer is in compliance with the Securities Act, (D) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), or (F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing any of the Senior Notes from us a notice advising such purchaser that resales of the Senior Notes are restricted as stated herein.

                    4. We understand that, on any proposed resale of any Senior Notes, we will be required to furnish to the Trustee and Issuer such certifications, legal opinions and other information as the Trustee and Issuer may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Senior Notes purchased by us will bear a legend to the foregoing effect.

                    5. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Senior Notes, and we and any accounts for which are acting are each able to bear the economic risk of our or its investment.

                    6. We are acquiring the Senior Notes purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

               You, the Issuer and the Trustee are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.
                                             Very truly yours,


                                             By:____________________
                                                Name:
                                                Title: